UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2011 Annual Report to Shareholders

DWS Floating Rate Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
15 Investment Portfolio
28 Statement of Assets and Liabilities
30 Statement of Operations
31 Statement of Changes in Net Assets
32 Financial Highlights
36 Notes to Financial Statements
47 Report of Independent Registered Public Accounting Firm
48 Tax Information
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Board Members and Officers
57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Loan investments are subject to interest-rate and credit risks. Floating rate loans tend to be rated below investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Adjustable rate loans are more sensitive to interest rate changes. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2011
Average Annual Total Returns as of 5/31/11
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	8.38%	6.56%	4.02%
Class C	7.65%	5.95%	3.36%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	5.40%	5.58%	3.28%
Class C (max 1.00% CDSC)	7.65%	5.95%	3.36%
No Sales Charges
Class S	8.52%	6.73%	4.19%
Institutional Class	8.77%	6.82%	4.25%
S&P®/LSTA Leveraged Loan Index+	9.51%	7.39%	4.87%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2010 are 1.28%, 2.10%, 1.22% and 1.03% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/11	$9.45	$9.50	$9.44	$9.46
5/31/10	$9.10	$9.15	$9.10	$9.11
Distribution Information: Twelve Months as of 5/31/11: Income Dividends	$.41	$.34	$.43	$.43

Lipper Rankings — Loan Participation Funds Category as of 5/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	71	of	102	69
3-Year	15	of	93	16
Class C 1-Year	86	of	102	84
3-Year	19	of	93	21
Class S 1-Year	65	of	102	64
3-Year	12	of	93	13
Institutional Class 1-Year	60	of	102	59
3-Year	10	of	93	11

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2010 to May 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended May 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,033.50	$1,029.40	$1,033.50	$1,035.90
Expenses Paid per $1,000*	$5.78	$9.66	$4.87	$4.21
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/11	$1,019.25	$1,015.41	$1,020.14	$1,020.79
Expenses Paid per $1,000*	$5.74	$9.60	$4.84	$4.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.14%	1.91%	.96%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Over the 12-month period ended May 31, 2011, the fund's Class A shares provided a return of 8.38%. In comparison, the fund's benchmark, the S&P/LSTA Leveraged Loan Index, returned 9.51%.1 The fund's performance lagged the 9.18% return of its peers in the Lipper Loan Participation Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

At the beginning of the period ended May 31, 2011, prices of leveraged loans softened as credit markets in general were impacted by concerns over sovereign debt, with the so-called PIIGS nations (Portugal, Italy, Ireland, Greece and Spain) capturing most of the headlines.3 Investors became concerned that debt troubles could spread to other European countries, with the potential to destabilize the euro and threaten the global recovery. Decisive government intervention helped quiet investor fears that Europe's financial issues would spill over into the global economy, and the US Federal Reserve Board (the Fed) lifted investor spirits with talk of further easing measures if economic conditions worsened. The Fed maintained the target for the benchmark federal funds rate in the unprecedented 0% to 0.25% range for the entire period.4

As the year ending May 31, 2011 progressed, economic data appeared to show signs of strengthening, boosting credit-sensitive sectors. However, the biggest factor supporting leveraged loans for much of the period was a very strong supply and demand backdrop. To illustrate, the flow of money into bank loan mutual funds in the first quarter of 2011 was exceptionally strong, over $10 billion versus less than $3 billion in the first quarter of 2010. Investors were encouraged by the improving economy and credit environment, as reflected in continued low default rates on loans.5 Many were also attracted to the floating rate on bank loans as a way to protect against an eventual uptick in inflation and interest rates. Borrowers took advantage of the strong demand to refinance a significant volume of debt during the quarter on more favorable terms.

Events in March brought these trends to a halt, as political unrest in the Middle East crested and an earthquake and tsunami hit Japan, causing flows into most risk-based assets to ease. Sentiment largely recovered as investors digested developments overseas and were able to better determine the likely impact on the fundamental economic backdrop. As the year ending May 31, 2011 drew to close, renewed concerns over European debt unsettled credit sectors and led to a dip in loan values.

Positive Contributors to Fund Performance

Leading contributors to performance included loans that were purchased opportunistically at discounted levels on more than one occasion over the period. These included Western Refining, an oil refiner with substantial assets. The company saw improved operating results as the price of oil rose over the period ended May 31, 2011. Another example is Nuveen Investments, an asset manager whose business results and credit profile strengthened along with the financial markets over much of the same period.

Telecommunications equipment manufacturer Avaya, Inc. was another leading contributor to relative performance. The company has displayed improved operating fundamentals supported by increased demand for its products.

Negative Contributors to Fund Performance

The leading detractor from performance among loans was Onex Carestream,* a medical imaging company. The company's medical imaging processing is reliant on silver as a material, and the company's loan value declined as the price of the metal experienced an extraordinary rise over the period.

Another detractor was YB (USA) LLC, a provider of print and online classified directory services. The loan was purchased at a discount in anticipation of the company tendering for its debt at a premium. The loan value declined since it was purchased.

J.Crew suffered late in the period from a sell-off in retailers and other consumer sensitive sectors. We believe the company's operations remain solid and we continue to hold the loan.

In addition to the main investment strategy, a Global Tactical Asset Allocation (GTAA) strategy is employed. This strategy attempts to take advantage of inefficiencies within global bond and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on bonds and currencies. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts. For the 12-month period ending May 31, 2011, the GTAA was a negative factor in fund performance.

Outlook and Positioning

Inflows into leveraged loans moderated in May 2011 on sovereign debt concerns that impacted credit sectors overall. In addition, weak employment numbers late in the period ended May 31, 2011, diminished concerns over inflation and made the floating-rate feature on loans seem less compelling to some investors. We believe the investment case for leveraged loans remains strong, as we believe interest rates have potentially more room to rise than fall from current levels. The leveraged loan asset class, in our view, provides investors with a reasonable level of income and moderate price volatility, along with a degree of protection against any future upward trend in inflation and interest rates.

Typically, leveraged loans carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). But, given the recent very low levels of short-term interest rates, many leveraged loan agreements have incorporated LIBOR floors in order to attract investors. A LIBOR floor sets the reference rate applied to a loan at a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

We are constructive on the overall economic backdrop and loan market fundamentals going forward. Issuer defaults by principal balance for the institutional loan market have continued to decline and were at an extraordinarily low 0.91% for the trailing 12 months ended May 31, 2011, compared with 4.64% for the 12 months ended May 31, 2010. Issuer operating results and cash flow trends suggest the possibility that defaults will remain low. Given this backdrop, we are comfortable assuming incremental risk on the margins of the portfolio and view the easing of loan prices at the end of the period as providing selective buying opportunities.

Our investment objective continues to be to seek to provide high current income. We will continue to focus on trying to generate stable returns and minimize defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Floating Rate Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated to the fund's global tactical asset allocation overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor.

Portfolio Management Team

James T. Anderson

Eric S. Meyer, CFA

Portfolio Managers, DIMA

Robert Wang

Thomas Picciochi

Portfolio Managers, QS Investors

1 The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Loan Participation Funds category includes funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Loan Participation Funds category. For the 1- and 3-year period ended May 31, 2011 this category's average was 9.18% (102 funds) and 5.01% (93 funds), respectively, It is not possible to invest directly in a Lipper category.

3 Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The credit markets are defined as the broad market for companies looking to raise capital through debt issuance. This market encompasses bonds and other debt securities of different credit quality. Sovereign debt represents the bonds issued in foreign currencies by national governments.

4 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

5 The default rate represents the rate at which borrowers fail to remain current with their payments on loans.

* Not held in the portfolio as of May 31, 2011.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	5/31/11	5/31/10

Loan Participations and Assignments	86%	85%
Corporate Bonds	9%	7%
Cash Equivalents and other assets and liabilities, net	5%	7%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	5/31/11	5/31/10

Consumer Discretionary	32%	27%
Industrials	15%	18%
Financials	12%	12%
Materials	9%	6%
Information Technology	9%	12%
Consumer Staples	8%	7%
Health Care	5%	5%
Energy	4%	7%
Telecommunication Services	3%	4%
Utilities	3%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents)	5/31/11	5/31/10

A	2%	—
BBB	2%	1%
BB	33%	29%
B	52%	51%
Below B	5%	8%
Not Rated	6%	11%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2011
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 86.1%
Senior Loans**
Consumer Discretionary 28.6%
Atlantic Broadband Finance LLC, Term Loan B, 4.0%, 3/8/2016	7,491,892	7,534,034
Bass Pro Group LLC, Term Loan, 5.0%, 4/9/2015	5,728,812	5,738,350
Bombardier Recreational Products, Inc., Term Loan, 2.79%, 6/28/2013	27,742,732	27,451,433
Buffets, Inc., Letter of Credit, First Lien, 7.557%, 4/22/2015	76,052	61,222
Burger King Corp., Term Loan B, 4.5%, 10/19/2016	15,963,750	15,950,420
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25%, 2/18/2017	25,436,250	25,493,227
Caesars Entertainment Operating Co.:
Term Loan B1, 3.274%, 1/28/2015	14,000,000	13,018,740
Term Loan B3, 3.274%, 1/28/2015	10,915,026	10,149,992
Capital Automotive LP, Term Loan B, 5.0%, 3/10/2017	22,775,172	22,779,955
Carmike Cinemas, Inc., Term Loan B, 5.5%, 1/27/2016	5,640,142	5,693,018
Cenveo Corp., Term Loan B, 6.25%, 12/21/2016	7,980,000	8,052,339
Cequel Communications LLC, Term Loan, 2.209%, 11/5/2013	6,149,190	6,126,131
Charter Communications Operating LLC:
Term Loan, 2.19%, 3/6/2014	19,673	19,684
Term Loan, 3.56%, 9/6/2016	10,597,732	10,625,657
Chrysler Group LLC, Term Loan, 4.98%, 6/2/2017	24,000,000	23,900,400
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	6,505,409	6,497,277
Claire's Stores, Inc., Term Loan B, 3.057%, 5/29/2014	2,861,037	2,640,837
Clear Channel Communication, Term Loan B, 3.841%, 1/28/2016	17,352,456	15,248,471
Collective Brands Finance, Inc., Term Loan A, 2.947%, 8/18/2014	702,478	699,626
Denny's, Inc., Term Loan B, 5.25%, 2/24/2017	5,980,000	6,041,684
DineEquity, Inc., Term Loan B, 4.25%, 10/19/2017	3,816,734	3,836,066
Dollar General Corp., Term Loan B-1, 2.941%, 7/7/2014	426,848	426,581
Dunkin' Brands, Inc., Term Loan B, 4.25%, 11/23/2017	9,958,175	9,987,452
Ford Motor Co., Term Loan B1, 2.95%, 12/16/2013	14,826,358	14,850,822
Golden Nugget, Inc.:
Term Delay Draw, 3.2%, 6/30/2014	1,089,500	962,461
Term Loan B, 3.2%, 6/30/2014	1,914,742	1,690,152
Goodyear Tire & Rubber Co., Second Lien Term Loan, 1.94%, 4/30/2014	930,460	908,827
Gray Television, Inc., Term Loan B, 3.71%, 12/31/2014	10,953,154	10,897,732
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	22,453,750	22,060,809
Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.5%, 12/22/2017	12,967,500	13,226,850
Harron Communications Corp., Term Loan B, 5.25%, 10/16/2017	17,000,000	17,099,025
Hillman Companies, Inc., Term Loan B, 5.0%, 5/27/2016	5,272,500	5,298,863
Hubbard Radio LLC:
Term Loan B, 5.25%, 4/28/2017	3,500,000	3,529,890
Second Lien Term Loan, 8.75%, 4/30/2018	4,000,000	4,100,000
Isle of Capri Casinos, Inc., Term Loan B, 4.75%, 3/24/2017	12,967,500	13,034,672
J Crew Operating Corp., Term Loan B, 4.75%, 3/7/2018	25,000,000	24,562,500
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/2018	25,000,000	24,776,000
JRD Holdings, Inc., Term Loan, 2.45%, 7/2/2014	465,625	460,776
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/22/2017	9,500,000	9,405,000
Kasima LLC, Term Loan B, 5.0%, 3/31/2017	6,500,000	6,528,437
Landry's Restaurants, Inc., Term Loan A, 6.25%, 12/1/2014	9,890,263	9,976,703
Las Vegas Sands LLC:
Term Loan B, 2.0%, 5/23/2014	3,979,911	3,919,457
Term Delay Draw, 3.0%, 11/23/2016	2,050,181	2,018,609
Term Loan B, 3.0%, 11/23/2016	10,844,631	10,677,623
Leslie's Poolmart, Inc., Term Loan, 4.5%, 11/21/2016	2,992,500	3,003,722
Live Nation Entertainment, Inc., Term Loan B, 4.5%, 11/7/2016	4,000,000	4,017,500
Local TV Finance LLC, Term Loan B, 2.31%, 5/7/2013	3,233,085	3,175,924
LodgeNet Entertainment Corp., Term Loan, 6.5%, 4/4/2014	5,057,982	4,861,985
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	4,962,500	4,976,469
Mediacom Illinois LLC, Term Loan D, 5.5%, 3/31/2017	1,477,500	1,488,581
Mediacom LLC, Term Loan E, 4.5%, 10/23/2017	5,000,000	5,006,250
Merrill Communications LLC, Second Lien Term Loan, 13.75%, 11/15/2013	8,799,865	8,806,103
Michaels Stores, Inc.:
Term Loan B1, 2.563%, 10/31/2013	12,706,163	12,584,374
Term Loan B2, 4.813%, 7/31/2016	3,240,158	3,255,856
Midcontinent Communications, Term Loan B, 4.0%, 12/30/2016	9,937,469	9,993,417
National Bedding Co., LLC:
First Lien Term Loan, 3.813%, 11/28/2013	2,316,128	2,316,857
Second Lien Term Loan, 5.313%, 2/28/2014	19,559,074	19,241,239
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/2018	26,000,000	25,845,689
Network Communications, Inc., Term Loan, 5.5%, 11/29/2013	847,252	588,840
Oceania Cruises, Inc., Term Loan B, 5.063%, 4/27/2015	16,228,690	15,863,544
Oriental Trading Co., Inc,, Term Loan B, 7.0%, 2/10/2017	7,500,000	7,409,400
OSI Restaurant Partners LLC:
Term Loan B, 2.5%, 6/14/2014	18,345,208	17,872,177
Term Loan, 4.5%, 6/14/2013	1,762,370	1,716,927
Petco Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017	15,840,000	15,843,722
Pilot Travel Centers LLC, Term Loan B, 4.25%, 3/30/2018	8,500,000	8,556,950
PostMedia Network, Inc., Term Loan C, 6.25%, 7/13/2016	7,872,014	7,944,201
Quad/Graphics, Inc., Term Loan B, 5.5%, 4/14/2016	17,635,774	17,732,241
Quebecor Media, Inc., Term Loan B, 2.278%, 1/17/2013	989,288	988,675
Raycom TV Broadcasting, Inc., Term Loan B, 4.5%, 5/31/2017	5,000,000	5,012,500
Regal Cinemas, Inc., Term Loan B, 3.557%, 8/23/2017	2,992,500	2,992,186
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	7,481,250	7,537,359
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	2,832,813	2,843,436
Savers, Inc., Term Loan B, 4.25%, 3/3/2017	3,500,000	3,531,360
Six Flags Theme Parks, Inc., Term Loan B, 5.25%, 6/30/2016	8,000,000	8,069,160
Springs Windows Fashions LLC:
Term Loan B, 3.063%, 12/31/2012	4,000,000	3,992,500
Term Loan B, 6.0%, 5/26/2017	6,000,000	5,928,750
Second Lien Term Loan, 11.25%, 5/27/2018	1,000,000	976,875
Summit Entertainment LLC, Term Loan, 7.5%, 9/7/2016	5,500,000	5,455,312
SuperMedia, Inc., Term Loan, 11.0%, 12/31/2015	341,405	224,992
Tenneco, Inc., Term Loan B, 4.807%, 6/3/2016	1,488,750	1,502,893
Tomkins LLC, Term Loan B, 4.25%, 9/29/2016	3,936,620	3,953,114
Toys "R" Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016	3,970,000	3,979,905
Travelport LLC:
Term Delay Draw, 4.741%, 8/21/2015	3,601,819	3,474,747
Term Loan B, 4.741%, 8/21/2015	2,893,832	2,791,738
Term Loan S, 4.807%, 8/21/2015	697,648	673,035
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*	987,500	674,586
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	997,500	1,004,827
Universal City Development Partners Ltd., Term Loan B, 5.5%, 11/6/2014	1,188,897	1,199,799
Univision Communications, Inc., Term Loan, 4.441%, 3/31/2017	22,966,492	22,231,104
Visant Holding Corp., Term Loan B, 5.25%, 12/22/2016	23,455,000	23,500,855
VML US Finance LLC:
Term Delay Draw B, 4.7%, 5/25/2012	6,867,738	6,875,910
Term Loan B, 4.7%, 5/27/2013	13,183,628	13,199,317
Wendy's/Arby's Restaurant LLC, Term Loan B, 5.0%, 5/24/2017	1,885,754	1,896,361
YB (USA) LLC, Term Loan B1, 3.94%, 7/31/2014	5,372,965	2,241,977
		766,813,045
Consumer Staples 7.8%
American Seafoods Group LLC, Term Loan B, 4.25%, 3/8/2018	12,420,686	12,471,114
Darling International, Inc., Term Loan, 5.0%, 12/16/2016	400,000	403,750
Dean Foods Co.:
Term Loan B1, 3.56%, 4/2/2016	2,977,500	2,945,864
Term Loan B2, 3.7%, 4/2/2017	2,992,462	2,956,942
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018	19,500,000	19,524,277
Fairway Group Acquisition Co., Term Loan A, 7.25%, 3/3/2017	11,000,000	11,075,625
Focus Brands, Inc., Term Loan B, 5.25%, 11/4/2016	6,295,276	6,346,425
Great Atlantic & Pacific Tea Co., Debtor in Possession Term Loan, 8.75%, 6/15/2012	3,000,000	3,044,370
JBS USA Holdings, Inc., Term Loan, 4.25%, 5/16/2018	3,500,000	3,504,340
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/2018	10,500,000	10,552,500
NBTY, Inc., Term Loan B, 4.25%, 10/2/2017	15,980,000	15,997,977
Pierre Foods, Inc., First Lien Term Loan, 7.0%, 9/30/2016	17,929,950	18,176,487
Pinnacle Foods Holdings Corp.:
Term Loan B, 2.711%, 4/2/2014	17,774,626	17,672,511
Term Loan D, 6.0%, 4/2/2014	416,227	421,586
Roundy's Supermarkets, Inc.:
Term Loan, 7.0%, 11/3/2013	1,989,610	1,996,654
Second Lien Term Loan, 10.0%, 4/18/2016	8,500,000	8,609,777
Smart & Final Stores Corp., Term Loan B2, 5.061%, 5/31/2016	3,885,077	3,882,668
SUPERVALU, Inc., Term Loan B3, 4.5%, 4/28/2018	16,000,000	15,857,040
US Foodservice, Inc., Term Loan B, 2.7%, 7/3/2014	19,333,016	18,381,445
Volume Services America, Inc.:
Term Loan A, 10.0%, 9/16/2015	5,550,000	5,619,375
Term Loan B, 10.5%, 9/16/2016	3,486,241	3,559,242
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 2/16/2017	16,692,000	16,747,668
Wm. Bolthouse Farms, Inc.:
First Lien Term Loan, 5.5%, 2/11/2016	946,542	953,940
Second Lien Term Loan, 9.5%, 8/11/2016	9,510,000	9,656,597
		210,358,174
Energy 3.5%
Big West Oil LLC, Term Loan, 7.0%, 3/31/2016	6,947,368	7,034,211
CCS Income Trust, Term Loan B, 3.242%, 11/14/2014	21,891,246	21,031,030
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	19,882,353	19,952,239
Hercules Offshore LLC, Term Loan B, 7.5%, 7/11/2013	19,815,796	19,810,347
Sheridan Production Partners I LLC:
Term Loan, 6.5%, 4/20/2017	8,941,205	9,002,720
Term Loan 1-A, 6.5%, 4/20/2017	1,184,783	1,192,934
Term Loan 1-M, 6.5%, 4/20/2017	723,672	728,651
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	16,000,000	16,364,000
		95,116,132
Financials 7.1%
AmWINS Group, Inc., First Lien Term Loan, 2.76%, 6/8/2013	2,895,410	2,866,195
Asurion Corp.:
First Lien Term Loan, 3.211%, 7/3/2014	6,823,056	6,773,827
Second Lien Term Loan, 6.702%, 7/3/2015	10,793,103	10,924,132
BNY ConvergEx Group LLC:
Term Loan, 5.25%, 12/19/2016	7,980,000	8,021,177
Second Lien Term Loan, 8.75%, 12/18/2017	2,000,000	2,052,500
Brand Energy & Infrastructure Services, Inc.:
Letter of Credit, 2.563%, 2/20/2014	2,668,428	2,597,554
Term Loan B2, 3.563%, 2/7/2014	4,785,407	4,657,804
CIT Group, Inc., Term Loan 3, 6.25%, 8/11/2015	13,000,000	13,141,570
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/2016	6,673,333	6,719,213
Delos Aircraft, Inc., Term Loan B2, 7.0%, 3/17/2016	846,154	852,606
Evergreen Tank Solutions, Inc., Second Lien Term Loan, 4.017%, 4/4/2014	5,505,525	5,237,130
Horizon Merger Corp., Term Loan B2, 4.023%, 8/4/2014	8,709,659	8,678,827
International Lease Finance Corp., Term Loan B1, 6.75%, 3/17/2015	3,153,846	3,164,695
Istar Financial, Inc.:
Term Loan A1, 5.0%, 6/28/2013	2,934,855	2,926,241
Term Loan A2, 7.0%, 6/30/2014	23,000,000	23,237,245
LNR Property Corp., Term Loan B, 4.75%, 4/29/2016	13,000,000	13,008,125
LPL Holdings, Inc., Term Loan, 5.25%, 6/28/2017	3,845,478	3,881,549
N.E.W. Holdings I LLC, Term Loan, 6.0%, 3/23/2016	10,544,243	10,548,672
NDS Finance Ltd., Term Loan B, 4.0%, 3/12/2018	12,128,563	12,160,825
Nuveen Investments, Inc.:
First Lien Term Loan, 3.307%, 11/13/2014	10,368,741	10,243,175
Term Loan, 5.807%, 5/12/2017	13,454,607	13,537,622
Springleaf Finance Corp., 5.5%, 5/5/2017	23,500,000	23,506,345
UPC Financing Partnership, Term Loan X, 3.711%, 12/29/2017	3,000,000	3,008,745
		191,745,774
Health Care 4.5%
AMN Healthcare, Inc., Term Loan B, 7.25%, 6/23/2015	4,271,094	4,281,771
Axcan Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	23,975,000	23,907,630
Bausch & Lomb, Inc.:
Term Delay Draw, 3.441%, 4/24/2015	2,166,921	2,165,924
Term Loan, 3.557%, 4/24/2015	8,914,417	8,910,316
CareStream Health, Inc., Term Loan B, 5.0%, 2/25/2017	22,000,000	20,975,680
Community Health Systems, Inc.:
Term Delay Draw, 2.504%, 7/25/2014	260,868	252,583
Term Loan, 2.504%, 7/25/2014	5,070,198	4,909,168
Term Loan B, 3.754%, 1/25/2017	1,612,111	1,576,564
DaVita, Inc., Term Loan B, 4.5%, 10/20/2016	3,491,250	3,521,484
Drumm Investors LLC, Term Loan, 5.0%, 5/4/2018	13,500,000	13,312,687
Education Management LLC, Term Loan C2, 4.313%, 6/1/2016	17,822,188	17,567,419
Grifols, Inc., Term Loan B, 6.0%, 11/23/2016	1,000,000	1,010,440
HCA, Inc.:
Term Loan B, 2.557%, 11/18/2013	748,102	745,764
Term Loan B2, 3.557%, 3/31/2017	1,794,097	1,785,414
Health Management Associates, Inc., Term Loan B, 2.057%, 2/28/2014	2,879,237	2,818,241
IMS Health, Inc., Term Loan B, 4.5%, 8/25/2017	2,475,024	2,487,400
MedAssets, Inc., Term Loan, 5.25%, 11/16/2016	2,874,390	2,893,260
Mylan Laboratories, Inc., Term Loan B, 3.563%, 10/2/2014	195,618	196,841
Sun Healthcare Group, Inc., Term Loan B, 7.5%, 10/15/2016	977,778	974,517
Surgical Care Affiliates, Inc., Term Loan, 2.307%, 12/29/2014	2,992,228	2,926,788
Universal Health Services, Inc., Term Loan B, 5.5%, 11/15/2016	919,375	924,101
Valitas Health Services, Inc., Term Loan B, 5.75%, 5/18/2017	3,000,000	3,015,000
		121,158,992
Industrials 13.3%
Acosta, Inc., Term Loan, 4.75%, 3/1/2018	10,000,000	10,035,150
Advantage Sales & Marketing, Inc.:
Term Loan B, 5.25%, 12/18/2017	4,488,750	4,513,057
Second Lien Term Loan, 9.25%, 6/18/2018	14,710,000	15,022,588
Allegiant Travel Co., Term Loan B, 5.75%, 3/10/2017	7,000,000	7,070,000
Alliance Laundry Systems LLC, Term Loan B, 6.25%, 9/30/2016	1,922,807	1,944,439
Armstrong World Industries, Inc., Term Loan B, 4.0%, 3/9/2018	3,875,000	3,896,797
Autotrader.com, Inc., Term Loan B, 4.75%, 12/15/2016	1,995,000	2,001,544
AWAS Capital, Inc., First Lien Term Loan, 7.75%, 6/10/2016	2,880,000	2,949,595
Blount International, Inc., Term Loan B, 5.5%, 8/9/2016	2,985,000	2,992,477
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	9,000,000	9,073,125
Bucyrus International, Inc., Term Loan C, 4.25%, 2/19/2016	6,477,824	6,491,266
CEVA Group PLC:
Term Loan B, 5.273%, 8/31/2016	10,880,972	10,731,359
Term Loan, 3.273%, 11/4/2013	1,237,715	1,217,602
Letter of Credit, 3.307%, 11/4/2013	762,285	749,898
Letter of Credit, 5.307%, 8/31/2016	804,043	792,988
ClientLogic Corp., Term Loan, 7.04%, 1/30/2017	16,325,797	16,366,611
Coach America Holdings, Inc.:
Letter of Credit, 6.055%, 4/20/2014	616,198	512,023
First Lien Term Loan, 7.25%, 4/18/2014	2,875,605	2,389,455
Continental Alloys & Services, Inc., Term Loan B, 9.5%, 6/14/2012	12,398,521	12,434,662
CPI International, Inc., Term Loan B, 5.0%, 2/9/2017	4,093,750	4,124,453
Delta Air Lines, Inc.:
Term Loan B, 4.25%, 3/7/2016	5,000,000	4,914,050
Term Loan B, 5.5%, 4/20/2017	7,000,000	6,938,750
DynCorp International LLC, Term Loan B, 6.25%, 7/5/2016	8,188,026	8,254,554
Freescale Semiconductor, Inc., Term Loan B, 4.461%, 12/1/2016	24,606,430	24,547,129
Getty Images, Inc., Term Loan, 5.25%, 11/7/2016	7,975,000	8,039,797
Goodman Global Holdings, Inc.:
First Lien Term Loan, 5.75%, 10/28/2016	15,944,937	16,085,572
Second Lien Term Loan, 9.0%, 10/30/2017	2,500,000	2,585,625
HD Supply, Inc., Term Loan, 3.45%, 6/1/2014	18,000,000	17,820,000
Interactive Data Corp., Term Loan B, 4.75%, 2/12/2018	15,000,000	15,055,050
Kenan Advantage Group, Inc., Term Loan, 5.5%, 6/10/2016	3,386,512	3,416,144
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	10,684,896	10,733,833
Second Lien Term Loan, 10.5%, 12/16/2016	5,000,000	5,112,500
MSCI, Inc., Term Loan B1, 3.75%, 3/14/2017	2,225,728	2,243,812
NEP II, Inc., Term Loan B2, 3.561%, 2/16/2017	3,838,733	3,829,155
Orbitz Worldwide, Inc., Term Loan, 3.191%, 7/25/2014	12,533,457	11,759,516
Ozburn-Hessey Holding Co., LLC, Term Loan B, 7.5%, 4/8/2016	742,500	750,389
Sabre, Inc., Term Loan B, 2.191%, 9/30/2014	15,309,116	13,795,504
SRAM LLC, Term Loan B, 5.0%, 4/30/2015	1,003,448	1,005,957
Swift Transportation Co., Inc., Term Loan B, 6.0%, 12/21/2016	13,206,956	13,333,082
Synagro Technologies, Inc., Term Loan B, 2.2%, 4/2/2014	10,014,938	9,509,184
Transdigm, Inc., Term Loan B, 4.0%, 2/14/2017	6,982,500	7,021,078
United Airlines, Inc., Term Loan B, 2.25%, 2/3/2014	14,827,400	14,364,044
US Airways Group, Inc., Term Loan, 2.694%, 3/21/2014	21,250,000	19,595,262
Vangent, Inc., Term Loan B, 2.26%, 2/14/2013	899,553	888,309
Waste Industries USA, Inc., Term loan B, 4.75%, 3/17/2017	9,000,000	9,045,000
Wesco Aircraft Hardware Corp., Term Loan B, 4.25%, 4/4/2017	2,880,000	2,900,405
West Corp.:
Term Loan B4, 4.56%, 7/15/2016	986,168	990,749
Term Loan B5, 4.707%, 7/15/2016	4,933,438	4,956,353
WireCo WorldGroup, Inc., Term Loan, 5.25%, 2/10/2014	1,713,288	1,716,500
		356,516,392
Information Technology 7.5%
Allen Systems Group, Inc., Term Loan B, 7.0%, 11/20/2015	2,946,038	2,949,721
Aspect Software, Inc., Term Loan B, 6.25%, 4/19/2016	12,909,950	13,006,774
Attachmate Corp.:
Term Loan B, 6.5%, 4/27/2017	15,725,000	15,840,500
Second Lien Term Loan, 9.5%, 5/19/2017	1,000,000	1,020,000
Avaya, Inc.:
Term Loan, 3.005%, 10/24/2014	6,603,172	6,395,997
Term Loan B3, 4.755%, 10/26/2017	18,263,831	17,843,945
AVG Technologies, Inc., Term Loan, 7.5%, 3/11/2016	3,000,000	2,925,000
Bentley Systems, Inc., Term Loan B, 5.75%, 12/29/2016	4,488,750	4,511,194
Booz Allen Hamilton, Inc., Term Loan B, 4.0%, 8/3/2017	1,000,000	1,006,560
CommScope, Inc., Term Loan B, 5.0%, 1/14/2018	10,000,000	10,071,850
Fidelity National Information Solutions, Inc., Term Loan B, 5.25%, 7/18/2016	2,238,750	2,252,742
Fifth Third Processing Solutions LLC:
Term Loan B1, 4.5%, 11/3/2016	1,000,000	1,002,710
Term Loan B, 4.75%, 11/3/2016	3,990,000	3,990,000
First Data Corp.:
Term Loan B1, 2.945%, 9/24/2014	395,591	371,096
Term Loan B2, 2.945%, 9/24/2014	3,538,003	3,319,973
Term Loan B3, 2.945%, 9/24/2014	172,113	161,346
Term Loan B, 4.195%, 3/23/2018	21,121,072	19,767,528
Flextronics International Ltd.:
Term Delay Draw A-1-B, 2.441%, 10/1/2014	905,465	900,499
Term Delay Draw A-2, 2.441%, 10/1/2014	226,095	224,855
Term Delay Draw A-1A, 2.443%, 10/1/2014	2,100,766	2,089,243
Term Loan B, 2.461%, 10/1/2012	5,969,268	5,951,540
Term Delay Draw A-3, 2.461%, 10/1/2014	3,914,981	3,893,508
Term Loan A, 2.461%, 10/1/2014	1,918,312	1,907,790
Global Cash Access LLC, Term Loan B, 7.0%, 3/1/2016	1,809,524	1,825,357
Intersil Corp., Term Loan, 4.75%, 4/27/2016	2,781,950	2,801,938
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017	8,000,000	8,056,640
Microsemi Corp., Term Loan B, 4.0%, 11/2/2017	3,605,963	3,623,992
NXP BV, Term Loan, 4.5%, 3/7/2017	7,000,000	7,061,250
Pegasus Solutions, Inc., Term Loan B, 7.75%, 4/17/2013	3,868,595	3,803,332
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	12,444,437	12,485,317
Rovi Solutions Corp.:
Term Loan A, 2.7%, 2/8/2016	900,000	900,000
Term Loan B, 4.0%, 2/7/2018	1,500,000	1,510,313
Savvis Communications Corp., Term Loan, 6.75%, 8/4/2016	7,477,500	7,541,059
Sensata Technologies Finance Co., LLC, Term Loan, 4.0%, 5/11/2018	2,500,000	2,507,750
Sensus USA, Inc.:
First Lien Term Loan, 4.75%, 5/9/2017	3,000,000	3,018,750
Second Lien Term Loan, 8.5%, 5/9/2018	1,500,000	1,529,378
SI Organization, Inc., Term Loan B, 4.5%, 11/22/2016	997,500	1,006,158
SkillSoft Corp., Term Loan B, 6.5%, 5/26/2017	4,539,818	4,624,939
Spansion LLC, Term Loan B, 4.75%, 1/8/2015	3,341,892	3,361,375
SunGard Data Systems, Inc.:
Term Loan A, 1.956%, 2/28/2014	35,712	35,177
Term Loan B, 3.863%, 2/26/2016	1,885,559	1,893,809
SymphonyIRI Group, Inc., Term Loan B, 6.0%, 11/28/2017	5,750,000	5,759,603
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017	5,486,250	5,535,407
		200,285,915
Materials 7.2%
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/19/2017	1,000,000	1,007,815
Arizona Chemical, Inc., Term Loan B, 4.75%, 11/21/2016	1,498,497	1,509,084
Berry Plastic Corp., Term Loan C, 2.261%, 4/3/2015	2,992,208	2,882,798
Chemtura, Term Loan B, 5.5%, 8/27/2016	3,315,000	3,341,934
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	19,855,272	19,960,803
Earthbound Holdings III LLC, Term Loan B, 5.5%, 12/21/2016	11,005,000	11,080,659
Exopack LLC, Term Loan, 6.5%, 5/26/2017	12,500,000	12,492,250
Fairmount Minerals Ltd., Term Loan B, 5.25%, 3/1/2017	22,000,000	22,116,930
Georgia-Pacific Corp., Term Loan B, 2.31%, 12/21/2012	264,902	264,919
Graphic Packaging International, Inc., Term Loan C, 3.055%, 5/16/2014	492,284	492,694
Houghton International, Inc., Term Loan B, 6.75%, 1/29/2016	1,000,000	1,007,920
Huntsman International LLC, Term Loan C, 2.474%, 6/30/2016	1,281,862	1,265,608
Ineos US Finance LLC:
Term Loan B2, 7.501%, 12/16/2013	2,213,487	2,284,872
Term Loan C2, 8.001%, 12/16/2014	2,214,846	2,297,349
JMC Steel Group, Inc., Term Loan, 4.75%, 4/3/2017	3,000,000	3,034,380
Momentive Performance Materials, Inc., Term Loan B, 3.75%, 5/5/2015	16,420,910	16,249,804
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013	981,867	975,633
Term Loan C2, 2.563%, 5/6/2013	439,239	436,450
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	14,300,000	14,329,816
Novelis, Inc., Term Loan B, 4.0%, 3/10/2017	2,992,500	3,007,941
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	9,864,407	9,909,635
Pelican Products, Inc., Term Loan B, 5.0%, 3/7/2017	9,291,849	9,330,550
Reynolds Group Holdings, Inc., Term Loan E, 4.25%, 2/9/2018	17,000,000	17,031,960
Rock-Tenn Co., Term Loan B, 3.5%, 3/28/2018	5,400,000	5,423,625
Rockwood Specialties Group, Inc., Term Loan B, 3.75%, 2/9/2018	7,250,000	7,309,740
Styron S.A.R.L LLC, Term Loan B, 6.0%, 8/2/2017	9,987,500	10,059,610
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	4,987,500	4,996,004
Walter Energy, Inc., Term Loan B, 4.0%, 4/2/2018	9,000,000	9,035,280
		193,136,063
Telecommunication Services 3.3%
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.5%, 10/21/2016	14,435,396	14,531,680
Intelsat Bermuda Ltd., Term Loan, 2.776%, 2/1/2014	2,500,000	2,412,500
Intelsat Jackson Holdings Ltd., Term Loan, 3.285%, 2/2/2014	18,354,454	18,019,485
Intelsat Jackson Holdings SA, Term Loan B, 5.25%, 4/2/2018	7,500,000	7,559,888
MetroPCS Wireless, Inc.:
Term Loan B3, 4.0%, 5/18/2018	3,000,000	2,999,385
Term Loan B, 4.071%, 11/4/2016	4,055,723	4,063,794
Securus Technologies, Inc., Term Loan, 6.25%, 5/31/2017	7,000,000	6,951,245
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	9,608,620	9,375,466
Springboard Finance LLC, Term Loan, 7.0%, 2/23/2015	4,270,677	4,302,408
Telesat Canada:
Term Loan I, 3.2%, 10/31/2014	11,915,844	11,891,298
Term Loan II, 3.2%, 10/31/2014	1,023,536	1,021,428
TowerCo Finance LLC, Term Loan B, 5.25%, 2/2/2017	6,000,000	6,047,490
		89,176,067
Utilities 3.3%
AES Corp., Term Loan, 5.5%, 5/17/2018	10,000,000	10,006,300
Calpine Corp., Term Loan, 4.5%, 4/2/2018	12,000,000	12,048,720
Equipower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/2018	12,078,680	12,164,257
Great Point Power, Term Delay Draw, 3.481%, 3/10/2017	1,897,250	1,901,993
MEG Energy Corp., Term Loan B, 4.0%, 3/16/2018	12,500,000	12,542,000
Star West Generation LLC, Term Loan B, 6.0%, 5/14/2018	20,500,000	20,423,125
Texas Competitive Electric Holdings Co., LLC:
Term Loan, 3.706%, 10/10/2014	1,922,778	1,640,649
Term Loan, 4.768%, 10/10/2017	21,882,111	17,368,926
		88,095,970
Total Loan Participations and Assignments (Cost $2,297,601,711)		2,312,402,524

Corporate Bonds 9.0%
Consumer Discretionary 1.6%
Avis Budget Car Rental LLC, 2.761%***, 5/15/2014	24,219,000	23,492,430
Hanesbrands, Inc., Series B, 3.831%***, 12/15/2014	9,000,000	8,966,250
Seminole Hard Rock Entertainment, Inc., 144A, 2.81%***, 3/15/2014	6,540,000	6,343,800
Travelport LLC, 4.936%***, 9/1/2014	6,000,000	5,220,000
		44,022,480
Energy 0.3%
Western Refining, Inc., 144A, 10.75%***, 6/15/2014	6,210,000	6,660,225
Financials 3.8%
Ally Financial, Inc., 2.511%***, 12/1/2014	20,000,000	19,701,900
Bank of America Corp., Series L, 1.693%***, 1/30/2014	10,000,000	10,097,340
Ford Motor Credit Co., LLC, 3.033%***, 1/13/2012	5,500,000	5,534,870
Hexion US Finance Corp., 4.761%***, 11/15/2014	19,000,000	18,453,750
Lloyds TSB Bank PLC, 2.624%***, 1/24/2014	10,000,000	10,172,780
Morgan Stanley, 1.874%***, 1/24/2014	20,000,000	20,208,360
RCI Banque SA, 144A, 2.155%***, 4/11/2014	2,000,000	1,992,906
Royal Bank of Scotland PLC, 144A, 1.84%***, 3/11/2014	15,000,000	15,000,273
		101,162,179
Industrials 1.0%
ARAMARK Corp., 3.773%***, 2/1/2015	11,000,000	10,945,000
Continental Airlines, Inc., "B", Series 2006-1, 3.435%***, 6/2/2013	3,320,301	3,186,099
JetBlue Airways Spare Parts Pass Through Trust, Series B-1, 144A, 3.178%***, 1/2/2014	6,000,000	5,752,443
KAR Auction Services, Inc., 4.273%***, 5/1/2014	7,338,000	7,246,275
		27,129,817
Information Technology 0.8%
Freescale Semiconductor, Inc., 4.185%***, 12/15/2014	2,000,000	1,970,000
NXP BV, 3.028%***, 10/15/2013	13,996,000	13,926,020
Sanmina-SCI Corp., 144A, 3.06%***, 6/15/2014	5,845,000	5,815,775
		21,711,795
Materials 1.5%
Berry Plastics Corp., 5.028%***, 2/15/2015	20,941,000	20,731,590
Lyondell Chemical Co., 11.0%, 5/1/2018	268,013	301,850
NOVA Chemicals Corp., 3.542%***, 11/15/2013	19,658,000	19,584,282
		40,617,722
Total Corporate Bonds (Cost $237,876,154)		241,304,218

Asset-Backed 0.3%
Miscellaneous
Fairway Loan Funding Co., "B2L", Series 2006-1A, 4.076%***, 10/17/2018	7,000,000	5,542,110
NYLIM Flatiron CLO Ltd., "D", Series 2005-1A, 144A, 2.067%***, 8/10/2017	3,000,000	2,477,100
Total Asset-Backed (Cost $8,467,500)		8,019,210

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.*	14,489	57,956
SuperMedia, Inc.*	1,793	7,782
Total Common Stocks (Cost $62,755)		65,738

Cash Equivalents 7.1%
Central Cash Management Fund, 0.13% (a) (Cost $190,337,595)	190,337,595	190,337,595

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,734,345,715)+	102.5	2,752,129,285
Other Assets and Liabilities, Net	(2.5)	(66,919,714)
Net Assets	100.0	2,685,209,571

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Tribune Co., Term Loan B*	LIBOR plus 3.0%	6/4/2014	987,500	USD	964,047	674,586

* Non-income producing security. In the case of a bond or senior loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR. Senior loans may include LIBOR floors, which is a minimum rate of interest paid by the borrower. Senior loans are shown at their current rate as of May 31, 2011.

*** These securities are shown at their current rate as of May 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $2,734,552,969. At May 31, 2011, net unrealized appreciation for all securities based on tax cost was $17,576,316. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,679,987 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,103,671.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate.

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2011, the Fund had unfunded loan commitments of $4,112,414, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Delta Air Lines, Inc., Term Loan, 3/28/2012	2,000,000	1,930,420	(69,580)
Frac Tech International LLC, Term Delay Draw, 5/6/2016	2,112,414	2,125,091	12,677
Total net unrealized depreciation			(56,903)

At May 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	6/15/2011	1,690	191,524,112	3,787,532
10 Year Japanese Government Bond	JPY	6/9/2011	71	122,496,994	360,776
2 Year US Treasury Note	USD	9/30/2011	631	138,307,313	226,766
Total unrealized appreciation					4,375,074

At May 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	9/21/2011	379	48,608,701	(191,681)
10 Year US Treasury Note	USD	9/21/2011	953	116,846,734	(863,656)
Federal Republic of Germany Euro-Bund	EUR	6/8/2011	200	36,078,224	(737,583)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2011	2,280	353,740,435	(2,129,896)
United Kingdom Long Gilt Bond	GBP	9/28/2011	305	60,247,112	—
Total unrealized depreciation					(3,922,816)

As of May 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	9,649,830	EUR	6,793,000	6/21/2011	110,884	UBS AG
USD	4,246,957	NOK	23,763,000	6/21/2011	162,365	UBS AG
USD	58,087,625	SEK	368,049,000	6/21/2011	1,423,475	UBS AG
USD	73,937,376	AUD	70,280,000	6/21/2011	793,310	UBS AG
USD	8,053,552	GBP	4,996,000	6/21/2011	156,724	UBS AG
USD	9,337,090	CAD	9,113,000	6/21/2011	64,397	UBS AG
USD	333,329	EUR	237,000	6/21/2011	7,212	UBS AG
USD	20,198,206	SEK	128,421,000	6/21/2011	566,624	UBS AG
USD	1,570,499	CAD	1,537,000	6/21/2011	15,158	UBS AG
JPY	1,414,075,000	USD	17,431,000	6/21/2011	36,472	UBS AG
Total unrealized appreciation					3,336,621

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
NZD	42,094,000	USD	33,044,211	6/21/2011	(1,554,100)	UBS AG
CHF	31,431,000	USD	35,639,489	6/21/2011	(1,239,858)	UBS AG
NZD	28,536,000	USD	22,611,641	6/21/2011	(842,946)	UBS AG
GBP	3,116,000	USD	5,057,424	6/21/2011	(63,317)	UBS AG
JPY	901,875,000	USD	10,991,104	6/21/2011	(103,424)	UBS AG
NOK	147,343,000	USD	26,371,386	6/21/2011	(968,712)	UBS AG
CHF	54,549,000	USD	62,349,553	6/21/2011	(1,655,141)	UBS AG
Total unrealized depreciation					(6,427,498)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$2,312,402,524	$—	$2,312,402,524
Corporate Bonds	—	241,304,218	—	241,304,218
Asset-Backed	—	8,019,210	—	8,019,210
Common Stocks	65,738	—	—	65,738
Short-Term Investments	190,337,595	—	—	190,337,595
Derivatives (c)	4,375,074	3,336,621	—	7,711,695
Total	$194,778,407	$2,565,062,573	$—	$2,759,840,980
Liabilities
Unfunded Loan Commitments	$—	$(56,903)	$—	$(56,903)
Derivatives (c)	(3,922,816)	(6,427,498)	—	(10,350,314)
Total	$(3,922,816)	$(6,484,401)	$—	$(10,407,217)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2011.

(b) See Investment Portfolio for additional detailed categorizations.

(c) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,544,008,120)	$2,561,791,690
Investment in Central Cash Management Fund (cost $190,337,595)	190,337,595
Total investments in securities, at value (cost $2,734,345,715)	2,752,129,285
Deposits with broker for futures contracts	11,040,722
Cash held as collateral for forward currency exchange contracts	11,650,000
Receivable for investments sold	7,062,483
Receivable for Fund shares sold	23,113,286
Interest receivable	12,453,525
Receivable for variation margin on futures contracts	452,258
Unrealized appreciation on forward foreign currency exchange contracts	3,336,621
Due from Advisor	165,810
Other assets	196,515
Total assets	2,821,600,505
Liabilities
Cash overdraft	1,416,997
Payable for investments purchased	119,592,833
Payable for Fund shares redeemed	5,393,142
Unrealized depreciation on forward foreign currency exchange contracts	6,427,498
Unrealized depreciation on unfunded loan commitments	56,903
Accrued management fee	1,408,994
Accrued expenses	2,094,567
Total liabilities	136,390,934
Net assets, at value	$2,685,209,571
Net Assets Consist of
Undistributed net investment income	3,075,350
Net unrealized appreciation (depreciation) on: Investments	17,783,570
Futures	452,258
Unfunded loan commitments	(56,903)
Foreign currency	(3,087,847)
Accumulated net realized gain (loss)	(507,544)
Paid-in capital	2,667,550,687
Net assets, at value	$2,685,209,571

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of May 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($917,531,141 ÷ 97,093,572 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.45
Maximum offering price per share (100 ÷ 97.25 of $9.45)	$9.72
Class C Net Asset Value offering and redemption price per share ($370,122,796 ÷ 38,974,319 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.50
Class S Net Asset Value offering and redemption price per share ($1,054,934,336 ÷ 111,710,400 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.44
Institutional Class Net Asset Value offering and redemption price per share ($342,621,298 ÷ 36,229,263 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2011
Investment Income
Income: Interest	$65,953,772
Income distributions — Central Cash Management Fund	293,362
Total income	66,247,134
Expenses: Management fee	8,055,775
Administrative service fees	1,249,992
Services to shareholders	1,478,731
Distribution and service fees	2,749,831
Custodian fee	238,629
Professional fees	174,001
Reports to shareholders	154,241
Registration fees	363,549
Trustees' fees and expenses	23,315
Interest expense	74,146
Other	53,944
Total expenses before expense reductions	14,616,154
Expense reductions	(283,350)
Total expenses after expense reductions	14,332,804
Net investment income (loss)	51,914,330
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,809,064
Futures	(2,301,736)
Foreign currency	(5,157,238)
2,350,090
Change in net unrealized appreciation (depreciation) on: Investments	21,433,549
Unfunded loan commitments	(653)
Futures	2,498,144
Foreign currency	(1,620,426)
22,310,614
Net gain (loss)	24,660,704
Net increase (decrease) in net assets resulting from operations	$76,575,034

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$51,914,330	$7,718,310
Net realized gain (loss) on investment transactions	2,350,090	6,718,002
Change in net unrealized appreciation (depreciation)	22,310,614	896,612
Net increase (decrease) in net assets resulting from operations	76,575,034	15,332,924
Distributions to shareholders: Net investment income: Class A	(19,666,853)	(1,894,485)
Class C	(6,385,544)	(540,006)
Class S	(21,001,583)	(3,157,385)
Institutional Class	(7,239,030)	(3,156,117)
Net realized gains: Class A	—	(49,846)
Class C	—	(11,923)
Class S	—	(206,070)
Institutional Class	—	(349,650)
Total distributions	(54,293,010)	(9,365,482)
Fund share transactions: Proceeds from shares sold	2,603,958,648	479,922,931
Reinvestment of distributions	47,245,434	8,279,943
Cost of shares redeemed	(471,786,681)	(69,363,201)
Net increase (decrease) in net assets from Fund share transactions	2,179,417,401	418,839,673
Increase (decrease) in net assets	2,201,699,425	424,807,115
Net assets at beginning of period	483,510,146	58,703,031
Net assets at end of period (including undistributed net investment income of $3,075,350 and $1,449,483, respectively)	$2,685,209,571	$483,510,146

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.10	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.39	.41		.48		.54
Net realized and unrealized gain (loss)	.37	1.32		(1.32)		(.90)
Total from investment operations	.76	1.73		(.84)		(.36)
Less distributions from: Net investment income	(.41)	(.45)		(.43)		(.47)
Net realized gains	—	(.05)		—		(.03)
Total distributions	(.41)	(.50)		(.43)		(.50)
Net asset value, end of period	$9.45	$9.10		$7.87		$9.14
Total Return (%)c	8.38	22.48	d	(8.83	)d	(3.55	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	918	166		4		5
Ratio of expenses before expense reductions (%)	1.14	1.28		1.62		1.85	*
Ratio of expenses after expense reductions (%)	1.14	1.20		1.16		1.20	*
Ratio of net investment income (%)	4.16	4.63		6.30		6.38	*
Portfolio turnover rate (%)	60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Class C	2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.15	$7.91		$9.13		$10.00
Income (loss) from investment operations: Net investment incomeb	.32	.35		.41		.47
Net realized and unrealized gain (loss)	.37	1.32		(1.26)		(.90)
Total from investment operations	.69	1.67		(.85)		(.43)
Less distributions from: Net investment income	(.34)	(.38)		(.37)		(.41)
Net realized gains	—	(.05)		—		(.03)
Total distributions	(.34)	(.43)		(.37)		(.44)
Net asset value, end of period	$9.50	$9.15		$7.91		$9.13
Total Return (%)c	7.65	21.58	d	(9.13	)d	(4.27	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	370	59		1		5
Ratio of expenses before expense reductions (%)	1.92	2.10		2.42		2.66	*
Ratio of expenses after expense reductions (%)	1.92	1.95		1.96		2.02	*
Ratio of net investment income (%)	3.38	3.88		5.50		5.57	*
Portfolio turnover rate (%)	60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Class S	2011	2010	2009	Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.10	$7.87	$9.14	$10.00
Income (loss) from investment operations: Net investment incomeb	.41	.44	.49	.56
Net realized and unrealized gain (loss)	.36	1.30	(1.32)	(.90)
Total from investment operations	.77	1.74	(.83)	(.34)
Less distributions from: Net investment income	(.43)	(.46)	(.44)	(.49)
Net realized gains	—	(.05)	—	(.03)
Total distributions	(.43)	(.51)	(.44)	(.52)
Net asset value, end of period	$9.44	$9.10	$7.87	$9.14
Total Return (%)c	8.52	22.72	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,055	176	10	5
Ratio of expenses before expense reductions (%)	1.02	1.22	1.61	1.69 *
Ratio of expenses after expense reductions (%)	.96	.95	.99	1.05 *
Ratio of net investment income (loss) (%)	4.34	4.88	6.47	6.54 *
Portfolio turnover rate (%)	60	68	57	25 **
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Institutional Class	2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.11	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.42	.44		.49		.56
Net realized and unrealized gain (loss)	.36	1.31		(1.32)		(.90)
Total from investment operations	.78	1.75		(.83)		(.34)
Less distributions from: Net investment income	(.43)	(.46)		(.44)		(.49)
Net realized gains	—	(.05)		—		(.03)
Total distributions	(.43)	(.51)		(.44)		(.52)
Net asset value, end of period	$9.46	$9.11		$7.87		$9.14
Total Return (%)	8.77	22.72	c	(8.69	)c	(3.38	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	343	83		44		36
Ratio of expenses before expense reductions (%)	.84	1.03		1.45		1.74	*
Ratio of expenses after expense reductions (%)	.84	.95		.98		1.05	*
Ratio of net investment income (%)	4.46	4.88		6.48		6.54	*
Portfolio turnover rate (%)	60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

For the period from November 1, 2010 through May 31, 2011, the Fund incurred approximately $937,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Net unrealized appreciation (depreciation) on investments	$17,576,316

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended May 31,
	2011	2010
Distributions from ordinary income*	$52,570,189	$9,365,482
Distributions from long-term capital gains	1,722,821	—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on global bonds. For the year ended May 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of May 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended May 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $121,617,000 to $873,335,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $73,340,000 to $613,521,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended May 31, 2011, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of May 31, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended May 31, 2011, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $16,625,000 to $166,953,000, and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $26,174,000 to $227,443,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$3,336,621	$—	$3,336,621
Interest Rate Contracts (b)	—	452,258	452,258
	$3,336,621	$452,258	$3,788,879

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of future contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(6,427,498)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(5,062,307)	$—	$(5,062,307)
Interest Rate Contracts (b)	—	(2,301,736)	(2,301,736)
	$(5,062,307)	$(2,301,736)	$(7,364,043)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,641,394)	$—	$(1,641,394)
Interest Rate Contracts (b)	—	2,498,144	2,498,144
	$(1,641,394)	$2,498,144	$856,750

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended May 31, 2011, purchases and sales of investment securities (excluding short-term instruments) aggregated $2,801,879,960 and $725,523,384, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Accordingly, for the year ended May 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

For the period from June 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

For the year ended May 31, 2011, the Advisor reimbursed the Fund $119,068 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2011, the Administration Fee was $1,249,992, of which $221,529 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2011
Class A	$70,662	$—	$30,213
Class C	56,661	—	24,224
Class S	164,282	164,282	—
Institutional Class	5,565	—	2,603
	$297,170	$164,282	$57,040

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2011
Class C	$1,349,705	$228,475

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2011	Annual Effective Rate
Class A	$951,725	$433,743	.21%
Class C	448,401	203,977	.25%
	$1,400,126	$637,720

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2011 aggregated $310,962.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2011, the CDSC for Class C shares aggregated $64,522. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2011, DIDI received $49,439.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,048, of which $7,165 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2011, the Fund had unfunded loan commitments of $4,112,414.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2011.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2011		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	92,502,389	$870,560,037	19,188,031	$176,726,018
Class C	34,021,979	321,546,194	6,626,458	61,394,295
Class S	120,516,925	1,137,171,509	22,106,225	201,693,698
Institutional Class	29,036,742	274,680,908	4,470,916	40,108,920
		$2,603,958,648		$479,922,931
Shares issued to shareholders in reinvestment of distributions
Class A	1,937,019	$18,173,840	195,241	$1,781,432
Class C	571,822	5,390,200	53,435	491,477
Class S	1,830,759	17,186,521	341,314	3,085,757
Institutional Class	692,848	6,494,873	328,965	2,921,277
		$47,245,434		$8,279,943
Shares redeemed
Class A	(15,581,137)	$(146,538,818)	(1,608,304)	$(14,697,918)
Class C	(2,083,573)	(19,702,038)	(305,264)	(2,797,775)
Class S	(29,951,553)	(281,565,012)	(4,442,154)	(40,223,927)
Institutional Class	(2,559,639)	(23,980,813)	(1,338,112)	(11,643,581)
		$(471,786,681)		$(69,363,201)
Net increase (decrease)
Class A	78,858,271	$742,195,059	17,774,968	$163,809,532
Class C	32,510,228	307,234,356	6,374,629	59,087,997
Class S	92,396,131	872,793,018	18,005,385	164,555,528
Institutional Class	27,169,951	257,194,968	3,461,769	31,386,616
		$2,179,417,401		$418,839,673

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Plus Fund (the "Fund") at May 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.
Boston, Massachusetts July 26, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.01 per share from net long-term capital gains during its year ended May 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,895,000 as capital gains dividends for its year ended May 31, 2011, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President and CEO, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President and CEO of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$87,950	$0	$0	$0
2010	$81,324	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 27, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 27, 2011